Exhibit 10.44

                              SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), executed this 29th day of April, 2005, is by and between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

                                 R E C I T A L S

A. Borrower and Lender are parties to a Second Amended and Restated Credit Agreement, dated as of August 7, 2003 (the "Credit Agreement"), pursuant to which Lender has agreed to make loans up to $4,000,000 to Borrower on the terms and subject to the conditions set forth therein. The Credit Agreement was amended by the terms of that certain First Amendment to Second Amended and Restated Credit Agreement dated May 6, 2004 (the "First Amendment")

B. Borrower desires to further modify certain terms and conditions of the Credit Agreement, and Lender is willing to agree to the modifications contained in this Second Amendment, on the terms and conditions set forth herein.

C. Capitalized terms used in this Second Amendment and not defined herein shall have the meanings assigned to those terms in the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         (i) Extension of Maturity Date. The definition of "Revolving Credit Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Revolving Credit Maturity Date" shall mean May 31, 2007.

         (ii) Reduction in Interest Rate Margin. Section 2.6(b)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (b)(i) For purposes of this Section 2.6, "LIBOR Rate Margin" shall mean 150 Basis Points, and "Base Rate Margin" shall mean 0 (zero) Basis Points.

         (iii) Increase in Commitment. The definition of "Revolving Loan Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


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                  "Revolving Loan Commitment" shall mean the commitment of
Lender to make Revolving Loans hereunder up to an amount of $5,000,000 as set forth in Section 2.1. The reference to "Revolving Loans" in Recital C of the Credit Agreement shall be amended from $4,000,000 to $5,000,000.

         (iv) Revolving Credit Note. The definition of "Revolving Credit Note" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Revolving Credit Note" shall mean the Second Amended and Restated Revolving Credit Note of the Borrower evidencing the Revolving Loans.

         (v) Deletion of Covenant. The Minimum Net Income covenant contained in
Section 6.9 of the Credit Agreement shall be deleted in its entirety.

         2. LOAN DOCUMENT AMENDMENTS. Each of the other Loan Documents is hereby amended to conform to the amendments to the Credit Agreement as set forth in Paragraph 1.

         3. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraph 1 above, all of the terms and conditions contained in the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

         4. RELEASE. The execution of this Second Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Credit Agreement or the other Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Credit Agreement or the other Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Credit Agreement and the other Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all claims whatsoever, known or unknown, that it may have against Lender with respect to the Credit Agreement or the other Loan Documents through the date hereof.

         5. PAYMENT OF COSTS AND FEES. Borrower agrees to pay to Lender, on demand, all out-of-pocket expenses incurred by Lender in connection with the preparation of this Second Amendment, including, without limitation, reasonable attorneys' fees.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

         (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

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         (c) Each and all representations and warranties of Borrower in the Loan
Documents are accurate on the date hereof.

         (d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Second Amendment, including, but not limited to execution and delivery of the Second Amended and Restated Revolving Credit Note in the form attached hereto as Exhibit A.

         7. CONTROLLING LAW. The terms and provisions of this Second Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         8. BINDING EFFECT. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         10. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Second Amendment may be detached from any counterpart of this Second Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Second Amendment identical in form hereto but having attached to it one or more additional signature pages.

                      [Signatures appear on following page]



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

                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


                       BORROWER:

                       BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation


                       By:      /s/ Dennis Genty
                                --------------------------------------------
                       Name:    Dennis Genty
                                --------------------------------------------
                       Its:     Chief Financial Officer
                                --------------------------------------------



                       LENDER:

                       KEYBANK  NATIONAL ASSOCIATION,
                       a national banking association


                       By:      /s/ Joseph Nimmons
                                --------------------------------------------
                       Name:    Joseph Nimmons
                                --------------------------------------------
                       Its:     Vice President
                                --------------------------------------------


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

                                    EXHIBIT A

                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$5,000,000.00                                                   Denver, Colorado
                                                                  April 29, 2005


         FOR VALUE RECEIVED, the undersigned, BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower"), whose address is 3801 E. Florida Ave., Suite 508, Denver, Colorado 80210, promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Lender"), at its office at 1675 Broadway, Suite 500, Denver, Colorado 80202 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of Five Million and No/100 Dollars ($5,000,000.00) or so much thereof as may be advanced by Lender and remain unpaid from time to time, pursuant to the terms of that certain Second Amended and Restated Credit Agreement dated May 6, 2004 (as amended) to which the Borrower and Lender are parties (as the same may from time to time be amended or supplemented, the "Credit Agreement"), together with interest on said principal sum or such part thereof advanced by Lender, from the date of each advance made by Lender (an "Advance") until repaid in full, at the rate and at the times set forth in the Credit Agreement. The loan evidenced by this Note is a revolving loan, whereby the Borrower may borrow, repay and reborrow the principal indebtedness evidenced hereby.

         1. Credit Agreement. This Note (the "Note") is the Second Amended and Restated Revolving Credit Note referred to in the Second Amendment to the Second Amended and Restated Credit Agreement of even date herewith and is entitled to the benefits thereof. The proceeds of this Note have been advanced for the uses specified in the Credit Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

         2. Interest and Payments. The outstanding principal balance of this Note shall bear interest, from the date of each Advance made by Lender until repaid in full, at the Base Rate as specified in the Credit Agreement, which interest shall be due and payable, in arrears, as provided in the Credit Agreement. Upon the Revolving Credit Maturity Date or upon the earlier termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement.

         3. Application of Proceeds. All payments hereunder by Borrower shall be applied by Lender:

         First, to the payment of all reimbursable expenses, liabilities and advances made or incurred by Lender in connection herewith including reasonable attorneys fees incurred in connection with any enforcement action taken with respect to this Note;

         Second, to the payment of any other amounts due (other than principal and interest) under this Note or the Credit Agreement;

         Third, to the payment of all interest accrued and unpaid on the outstanding indebtedness; and

         Fourth, to the payment of the outstanding principal balance of the outstanding indebtedness.

         4. Default. Time is of the essence hereof. The occurrence of any Event of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement. From and after an Event of Default, the outstanding principal balance shall accrue interest at the Default Rate.

         5. Governing Law. As additional consideration for the extension of credit, Borrower understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. The parties consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

         6. Maximum Interest. The provisions of this Note are hereby expressly limited so that in no event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned hereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision of this Note shall, at the time of performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal (whether or not then due) or at the option of Lender be paid over to the Borrower, and not to the payment of Interest.

         7. Miscellaneous Provisions.

         (a) The Borrower hereby waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

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

         (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

         (c) The Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with Lender's collection of payments due from Borrower hereunder.

         (d) The Borrower agrees that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of the Borrower to Lender.

         (e) This Second Amended and Restated Revolving Credit Note restates and replaces in its entirety the Amended and Restated Revolving Credit Note dated August 7, 2003 in the principal amount of $4,000,000.

         IN WITNESS WHEREOF, the Borrower has executed this Note to be effective as of the day and year first-above written.


                       BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation



                       By:      /s/ Dennis Genty
                                --------------------------------------------
                       Name:    Dennis Genty
                                --------------------------------------------
                       Title:   Chief Financial Officer
                                --------------------------------------------